UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 25, 2012 (October 22, 2012)

Yadkin Valley Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-52099	20-4495993
(Commission File Number)	(IRS Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)

(336) 526-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

Securities Purchase Agreement

On October 23, 2012, Yadkin Valley Financial Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors and directors and executive officers of the Company (the “Investors”). Pursuant to the Purchase Agreement, the Investors purchased an aggregate of 45,000 shares of the Company’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) at a price of $1,000 per share, as part of a private placement (the “Private Placement”).

The Series A Preferred Stock is a new series of the Company’s preferred stock that is a non-voting security for purposes of the Bank Holding Company Act of 1956, as amended (the “BHCA”), and the Change in Bank Control Act, as amended (the “CBCA”). With respect to dividend rights and rights on liquidation, winding up and dissolution, the Series A Preferred Stock will rank (i) on parity with the Company’s Fixed Rate Cumulative Series T Perpetual Preferred Stock (the “Series T Preferred Stock”) and Fixed Rate Cumulative Series T-ACB Perpetual Preferred Stock (the “Series T-ACB Preferred Stock”) and with each other class of or series of equity securities of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series A Preferred Stock, and (ii) senior to the Company’s common stock, par value $1.00 per share (the “Voting Common Stock”), and each other class or series of capital stock of the Company outstanding or established after the date on which the Series A Preferred Stock is issued.

Pursuant to the Purchase Agreement, upon the receipt of shareholder approval in accordance with NASDAQ Marketplace Rule 5635, each share of Series A Preferred Stock will automatically convert into shares of the Company’s Voting Common Stock, at an initial conversion price of $2.80 per share, subject to customary anti-dilution adjustments. Accordingly, the conversion of the Series A Preferred Stock would result in the issuance of 16,071,300 shares of our Voting Common Stock. The Company intends to seek shareholder approval at a special shareholders’ meeting to be held as promptly as practicable, but in no event later than 75 days after the closing of the Private Placement.

Each share of the Series A Preferred Stock will initially bear a dividend that mirrors any dividend payable on shares of Common Stock. In addition, each share of Series A Preferred Stock will bear a dividend (i) at the rate of 12% per annum for the dividend period beginning on January 8, 2013 and ending on March 31, 2013 and (ii) at the rate of 15% per annum for the dividends accruing during all quarterly dividend periods beginning on or subsequent to March 31, 2013.

The Purchase Agreement contains representations and warranties and covenants of the Company and the Investors that are customary in private placement transactions. The provisions of the Purchase Agreement also include an agreement by the Company to indemnify the Investors against certain liabilities.

The foregoing descriptions of the Purchase Agreement and the Series A Preferred Stock do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Articles of Amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), for the Series A Preferred Stock, respectively, which are filed as Exhibits 10.1 and 3.1 hereto, respectively, and are incorporated herein by reference.

Share Exchange Agreement

As part of the Private Placement, contemporaneously with the execution of the Purchase Agreement, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with certain holders (the “Preferred Shareholders”) of the Company’s Series T Preferred Stock and Series T-ACB Preferred Stock. Pursuant to the Exchange Agreement, upon shareholder approval, the Preferred Shareholders will exchange 11,565 shares of the Series T Preferred Stock and 9,342 shares of the Series T-ACB Preferred

Stock for 5,159,943 shares of the Company’s Voting Common Stock and 1,965,000 shares of a new class of non-voting common stock, no par value per share, of the Company (the “Non-Voting Common Stock” and together with the Voting Common Stock, the “Common Stock”).

The exchange of the shares of the Series T and Series T-ACB Preferred Stock for shares of the Company’s Common Stock is conditioned upon the Company’s shareholders’ approval of (i) an amendment to the Articles of Incorporation to create the Non-Voting Common Stock and authorize a sufficient number of shares of such class, (ii) the issuance of the shares of Common Stock (Voting and Non-Voting) resulting from the conversion of the Series A Preferred Stock and the exchange of the Series T and Series T-ACB Preferred Stock and the issuance of Voting Common Stock upon the conversion of the Non-Voting Common Stock for purposes of NASDAQ Marketplace Rule 5635, and (iii) if necessary, an amendment to the Articles of Incorporation to increase the number of authorized shares of Voting Common Stock.

If shareholder approval is received, upon the filing of the Articles of Amendment to the Articles of Incorporation with the North Carolina Secretary of State to create the Non-Voting Common Stock, 1,965,000 shares of the Non-Voting Common Stock will be issued in exchange for shares of the Series T and Series T-ACB Preferred Stock. The Non-Voting Common Stock issued in exchange for the Series T and Series T-ACB Preferred Stock will be a new class of the Company’s Common Stock that is a non-voting security for purposes of the BHCA and the CBCA. The Non-Voting Common Stock will be convertible into shares of the Company’s Voting Common Stock at an initial conversion price of $2.80 per share, subject to customary anti-dilution adjustments, upon certain transfers to non-affiliates in accordance with the Articles of Amendment to the Articles of Incorporation.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

The Company received approximately $45.0 million in gross proceeds from the sale of the Series A Preferred Stock. The Company intends to use the proceeds from the Private Placement to further improve its balance sheet and accelerate the disposition of approximately $67.0 million in classified assets composed of $16.5 million in other real estate owned and $50.0 million in classified loans. The Company anticipates the after-tax charges associated with this asset sale to be in the range of $26.0 million to $30.0 million in the aggregate. The assets will be marked in the fourth quarter of 2012, and the sale process is anticipated to be substantially complete by the end of the first quarter of 2013.

Registration Rights Agreements

Pursuant to the terms of the Purchase Agreement and the Exchange Agreement, the Investors and the Preferred Shareholders also entered into respective Registration Rights Agreements with the Company.

Under the Registration Rights Agreement entered into with the Investors (the “Investor Registration Rights Agreement”), the Company has agreed to file with the Securities and Exchange Commission (the “SEC”), within 30 days following the closing of the Private Placement, a registration statement covering the resale of the Series A Preferred Stock and the shares of Voting Common Stock issuable upon conversion thereof. Under the Registration Rights Agreement entered into with the Preferred Shareholders (the “Preferred Shareholder Registration Rights Agreement” and together with the Investor Registration Rights Agreement, the “Registration Rights Agreements”), the Company has agreed to file with the SEC, within 30 days following the closing of the Private Placement, a registration statement covering the resale of the Voting Common Stock, the Non-Voting Common Stock and the shares of Voting Common Stock issuable upon conversion of the Non-Voting Common Stock.

The Company will be required to make certain payments as liquidated damages under the Registration Rights Agreements to the Investors and the Preferred Shareholders in certain circumstances if the registration statement is not (i) filed with the SEC within specific time periods, (ii) declared effective by the SEC within specified time periods or (iii) available (with certain limited exceptions) after having been declared effective.

The foregoing descriptions of the Investor Registration Rights Agreement and the Preferred Shareholder Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.3 and 10.4 hereto, respectively, and are incorporated herein by reference.

Important Information

Certain investments discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be subject to the resale restrictions under the Securities Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

In connection with the Private Placement, the Company plans to file with the SEC and mail to its shareholders a proxy statement. The proxy statement related to the transactions described herein will contain important information about the Private Placement, the Company and related matters, including the current security holdings of the Company’s officers and directors. Security holders of the Company are strongly encouraged to carefully read the proxy statement and any other relevant documents filed with the SEC related to the Private Placement.

The Company and its directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed transactions relating to the Private Placement. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 5, 2012, and will be contained in the proxy statement related to the Private Placement.

The final proxy statement will be mailed to shareholders of the Company. Investors and security holders will be able to obtain copies of the documents free of charge at the SEC’s website, www.sec.gov.

ITEM 3.02.	Unregistered Sales of Equity Securities

The information regarding the Private Placement set forth under Item 1.01 is incorporated by reference into this Item 3.02. The issuance of securities pursuant to the Private Placement is a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act in reliance upon Section 4(2) of the Securities Act and Regulation D Rule 506, as a transaction by an issuer not involving a public offering.

ITEM 3.03.	Material Modification to Rights of Security Holders

The information set forth under Item 1.01 is incorporated by reference into this Item 3.03.

On October 22, 2012, the Company filed Articles of Amendment with the Secretary of State of North Carolina designating the preferences, limitations and relative rights of the Series A Preferred Stock. The Articles of Amendment were effective upon filing and all of the Series A Preferred Stock was issued in connection with the Private Placement on October 24, 2012. In the event of any liquidation, dissolution or winding-up of the Company, the holders of the Series A Preferred Stock will be entitled to receive liquidating distributions in an amount equal to the greater of (i) $1,000 per share, plus an amount equal to any accrued but unpaid dividends and (ii) 110% of the payment or distribution to which such holders would be entitled if the Series A Preferred Stock were converted into Voting Common Stock immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution to the

Company’s shareholders, before any distribution of assets is made to the holders of the Common Stock, Non-Voting Common Stock or any other junior securities.

The Articles of Amendment to the Articles of Incorporation to create the Series A Preferred Stock is attached hereto as Exhibit 3.1 and incorporated herein by reference. A copy of the form of certificate for the Series A Preferred Stock is attached hereto as Exhibit 4.1 and incorporated herein by reference.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 1.01 and Item 3.03 is incorporated by reference into this Item 5.03.

ITEM 8.01.	Other Events.

On October 25, 2012, the Company issued a press release announcing financial results for the quarter ended September 30, 2012 and the execution of the Purchase Agreement, the Exchange Agreement and the Registration Rights Agreements and for the Private Placement. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Notice Regarding Forward-Looking Statements

Certain information presented above may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s plans for raising capital, including (i) statements about the Private Placement; (ii) the conditions necessary for closing on proposed capital investments; (iii) statements relating to the Company’s execution of its business plan; and (iv) other statements identified by words such as “will,” “expect,” “may,” “believe,” “propose,” “anticipated,” “plans,” and similar words.

Forward-looking statements, which are statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond its control, and which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. There can be no assurance that the Company will receive requisite shareholder approval to exchange shares of the Series T Preferred Stock and Series T-ACB Preferred Stock for shares of the Company’s Common Stock under the terms of the Exchange Agreement, or that other actual results, performance, or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the Company’s ability to complete the transactions described above and other aspects of the Company’s business plans. For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, and other filings with the SEC. You may review the Company’s SEC filings at www.sec.gov. The Company does not undertake a duty to update any forward-looking statements made in this Report.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed as part of this Current Report on Form 8-K:

3.1	Articles of Amendment to Designate the Terms of the Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series A.

4.1	Form of Certificate for the Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series A.

10.1	Securities Purchase Agreement, dated as of October 23, 2012, by and among Yadkin Valley Financial Corporation and the Purchasers thereto.

10.2	Share Exchange Agreement, dated as of October 23, 2012, by and among Yadkin Valley Financial Corporation and the Shareholders thereto.

10.3	Registration Rights Agreement, dated as of October 23, 2012, by and among Yadkin Valley Financial Corporation and the Purchasers thereto.

10.4	Registration Rights Agreement, dated as of October 23, 2012, by and among Yadkin Valley Financial Corporation and the Shareholders thereto.

99.1	Press Release Announcing Financial Results for the Quarter Ended September 30, 2012 and the Execution of the Securities Purchase Agreement, the Share Exchange Agreement and the Registration Rights Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY FINANCIAL CORPORATION

By:	/s/ Jan H. Hollar
Name:	Jan H. Hollar
Title:	Chief Financial Officer

Dated:  October 25, 2012